SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

        Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported):                                                                                          March 18, 2003

                                            INFINITY PROPERTY AND CASUALTY CORPORATION
(Exact name of registrant as specified in its charter)

Ohio	000-50167	03-0483872
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

                                                  2204 Lakeshore Drive, Birmingham, Alabama 35209
(Address of principal executive offices) (Zip Code)

                                                                                      (205) 870-4000
(Registrant’s telephone number, including area code)

Item 5.    Other Events.

On March 18, 2003, the Registrant issued the press release attached as Exhibit 99.

Item 7.    Financial Statements and Exhibits.

(c) Exhibits

99 Press Release dated March 18, 2003

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 18, 2003	AMERICAN FINANCIAL GROUP, INC. By: /s/Samual J. Simon Name: Samuel J. Simon Title: Senior Vice President, General Counsel and Secretary